UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 8, 2019

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001‑35363	43‑1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri	63025
(Address of principal executive offices)	(Zip Code)

(636) 938‑7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).     ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SKIS	Nasdaq Global Market

Item 2.02.Results of Operations and Financial Condition.

On May 9, 2019, Peak Resorts, Inc. (the “Company”) issued a press release announcing its spring season pass sales for the 2019/2020 ski season. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2019, the Compensation Committee of the Board of Directors of the Company approved an award of 15,000 restricted stock units (“RSUs”) to Christopher J. Bub, the Company’s Chief Financial Officer, pursuant to the Company’s 2014 Equity Incentive Plan (the “Incentive Plan”). One-half of the RSU award will vest on the first anniversary of the grant date, with the remaining one-half of the RSU award to vest on the second anniversary of the grant date. Dividends accrue on the RSUs from the date of grant. Holders of the Company’s RSUs are not entitled to voting rights prior to distribution. Vested RSUs will be distributed on the relevant vesting date and are payable in shares of the Company’s common stock or, in the discretion of the Compensation Committee, in cash.

Mr. Bub’s RSU award is subject to the terms of the Incentive Plan, the terms of which have been previously disclosed by the Company, and the Restricted Stock Unit Agreement entered into between the Company and Mr. Bub on May 8, 2019, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Peak Resorts, Inc. Employee Restricted Stock Unit Agreement.
99.1	Press Release of Peak Resorts, Inc. dated May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019
PEAK RESORTS, INC.
(Registrant)
	By:	/s/ Christopher J. Bub
	Name:	Christopher J. Bub
	Title:	Chief Financial Officer